UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2006

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
    (Address of principal executive offices)    (Zip Code)

(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 21, 2006, we provided an update for investors presenting information relating to our financial outlook for the third quarter ending September 30, 2006 and full year 2006, and other information regarding our business. The update is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Investor Update dated September 21, 2006 of JetBlue Airways Corporation

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: September 21, 2006	By: /s/ HOLLY NELSON
Senior Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Investor Update dated September 21, 2006 of JetBlue Airways Corporation